SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): December 15, 1999

PRIME RECEIVABLES CORPORATION

(Originator of the Prime Credit Card Master Trust)

9111 Duke Boulevard

 Mason, Ohio 45040-8999

(513) 573-2037

Delaware	31-1359594	0-21118
(State of Incorporation)	(IRS I.D. No.)	(Commission File Number)

Item 5. Other Events.

None

Item 7. Financial Statements, Pro Forma Financial Information, and

Exhibits.

The following Exhibits are filed with this Report:

29.03 Settlement Statement of the Trust

for the period ended November 27, 1999

and the related distributions made

on December 15, 1999.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME RECEIVABLES CORPORATION

Date: December 27, 1999	By: /s/ David W. Dawson
David W. Dawson,
Treasurer

INDEX TO EXHIBITS

Exhibit		Sequentially
Number	Exhibit	Numbered Pages

29.03	Settlement Statement of the Trust
for the period ended November 27, 1999
and the related distributions made
on December 15, 1999.

Exhibit 29.03

Settlement Statement of the Trust for the Period

Ending November 27, 1999 and the Related

Distributions made on December 15, 1999.